

Annual Meeting

(AMEX: LGL)

August 9, 2012

Safe harbor statement

This document includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations. These risks and uncertainties are described in more detail in The LGL Group's filings with the Securities and Exchange Commission.

In addition, non-GAAP financial measures may be presented. Management believes the non-GAAP financial information provided is useful to investors' understanding and assessment of our ongoing core operations and prospects for the future. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Management uses both GAAP and non-GAAP information in evaluating and operating the business internally and as such has determined that it is important to provide this information to investors.

Agenda

Introduction and Overview

Timing Market Basics

Software Defined Radio

Financial Highlights









Introductions and Overview


MtronPTI

About MtronPTI: the primary brand

~50 years experience	providing precision filter and timing solutions
Blue chip clients	long product cycles, preferred vendor relationships
Diverse markets	communications, mil/aero, instrumentation
World-class team	unparalleled experience
Worldwide manufacturing	high precision, quality certified
Industry leader	**technology, reliability, convenience, and support**

MtronPTI
...when timing matters







Choose to grow with MtronPTI

"It's very important to understand the need for responsiveness.
Don't know why our other suppliers don't see it as much as you do.
Most of [our] market losses are time-to-market errors.

You folks make us feel like you have no other priorities!"

$35B wireless infrastructure client

"The responsiveness of MtronPTI is absolutely outstanding. I can always count on you and your team to answer any question I might have almost instantaneously, regardless of where you have to go to get it.

...from the customer's viewpoint, I do not think MtronPTI could possibly get any better..."

Fortune 500 aerospace client

"We've a long relationship with MtronPTI. We count on you for a broad product line, product reliability, but most important: service. Whenever we have a problem, sometimes even when it is not your device but instead the circuits surrounding, your experts jump right in. The quality of response and depth of knowledge are outstanding.

We wish our other vendors acted this way."

$2B data, voice, video communications client

Investment highlights

LGL's MtronPTI brand serves high end essential applications in diverse markets including Internet Communications Technology (ICT), Mil / Aero, and Instrumentation

Balanced Demand	• **High growth, ICT infrastructure** driven by video, smart phones and tablet internet access • **Long production life Mil / Aero and Instrumentation** applications driven by macro economics, not consumers
High Value IP	• **History of crystal technology firsts** – the foundation of precision timing technology • **Extensive high frequency filter design experience** – RF and Microwave
Enabling Efficiencies	• **Multiple US sites** share common practices, proof engineering processes and pilot production runs • **India manufacturing** provides low cost, even for high performance product
Strong Margins	• **Margin protection** – high performance / high value / high rel / harsh environment application targets • **Experienced / proven supplier management and internal processes** drive lower cost structure
Growth Opportunities	• Long standing relationships with **industry leaders** (across all markets) • **Well positioned to gain share** from shifts to high precision **packet-based timing** and **tunable filters**

Enabling high performance in diverse markets

Platform Technology

Quartz timing used in all digital electronics
Reliability leader in precision quartz oscillators
Wide product range / performance / price

High frequency filters essential to wireless comm
~50 years of RF, VHF, UHF, µwave filter leadership

Custom / semi-custom approach supports
client cost down efforts
Technology experience enhances
client product performance and reliability

Balance & synergy 55% ICT
45% Mil / Aero, Instrumentation

High Performance Markets

ICT



Military



Aerospace



Instrumentation



...with critical components for real-time tasks

ICT

- Optical switch and router
- Point-to-point microwave backhaul
- Wireless base station radio
- Internet data switch

Military / Aerospace, Instrumentation

- Commercial jet airframe control
- Civilian aircraft position reporting
- Precision lab instruments
- Multi-standard public service radio
- Man-pack, vehicle, UAV radios
- Orbital space communications
- Laboratory and product test gear

Internet data switch



Sync-E packet timing



Signal Diplexer



Public safety radio



Rugged frequency reference



Soldier support



Deep management expertise

	Years of Industry Experience	Professional Background
Greg Anderson President, CEO	20+	Mr. Anderson has experience in high-tech manufacturing businesses, which includes both low volume/high mix OEM custom products coupled with experience gained in high volume/low cost consumer products. He held positions with 3M Corporation prior to joining MtronPTI, such as Operations Managers and Business Development Manager.
LaDuane Clifton, CPA CAO	15+	Mr. Clifton has experience in the financial, accounting, and insurance industries. He served as Chief Financial Officer of a21, Inc., and was also a senior auditor at KPMG LLP, with experience in many industries. He also held several accounting and finance positions with Aetna, Inc.
Dick Thompson VP Sales – ICT & Commercial	20+	Mr. Thompson has 16 years sales and marketing experience in the FCD/ Filter markets. He previously held various engineering and management positions in the connector industry with Vishay-Dale, among others.
Paul Dechen VP Sales – Mil / Aero & Instrumentation	26+	Mr. Dechen has experience in Mil / Aero sales and began his career in 1984 with Piezo Technology, an LGL legacy business as the VP of Business Development. He has held several sales roles within LGL.
Joe Doyle VP Oscillator Engineering	30+	Mr. Doyle has experience in RF and integrated circuit design, semiconductor physics, and modeling. He held staff engineering positions at Motorola, and Executive Engineering, Quality, and Operations positions at Champion Technologies prior to LGL.
Mike Howard VP Filter Engineering	40+	Mr. Howard has vast experience in filter engineering and began his career in 1970 as an engineer with Salford Electrical Instruments. He has lead LGL's filter engineering group since joining the Company in 1977. He is a senior member of the IEEE since 2005.

Worldwide support

Over 400 people

10 sales and technical support sites
>30 representative firms

155,000 ft²
US and India manufacturing
Multiple contract factories



MtronPTI
ISO9001
AS9100
Yankton, SD
Derby, CT
Santa Clara, CA
Orlando, FL
ISO9001
AS9100 (2013)
Eindhoven
Beijing
Yantai
Seoul
Qingdao
Shenzhen
Shanghai
New Delhi
Hong Kong
ISO9001
Manufacturing & Sales Location
Manufacturing Location
Sales Location

Timing Market Basics



Current precision timing market: $1.3 B

~$4 billion crystal oscillator market
6% CAGR through 2017
[1]Source: Databeans 2012 Timing Devices Report



2012 Crystal Oscillators
~ $4 B
Others
South Korea
EU & N.A.
Taiwan
China
Japan
by producer
Precision Timing
~ $1.3 B
Others
Taiwan
Japan
China
EU & N.A.
Source: company estimates
consumption

Fragmented / competitive

- Large Japanese players target consumer devices
- Precision players typically small divisions of large industrials or specialty engineering firms
- M&A activity increasing

$1.3 B Precision market driven by ICT requirements

Source: company estimates



Military & Aerospace: 31%
Instrumentation: 7%
Industrial & Medical: 5%
ICT 47%
Other: 10%

Precision Timing
2011 revenue by market

4G/LTE driving ICT market spending

US Smart Phone Share Passes Feature Phones



80%
70%
60%
50%
40%
30%
20%
10%
0%
Feature phones
Smart phones
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12

Source: Nielson Mobile metrics

End users driving the shift

Most new phones are now smart phones

Tablet tsunami – shift away from TV / desktop

Carrier competition: lower cost, faster data

⇨ ***Primary internet connection is wireless***

ICT spending stalled in 2011 but LTE accelerating with >200 4G / LTE phones on the market

Apple's iPhone5 / iPad and competition will continue the 4G / LTE push

4G / LTE	\$13 B_{2015}	\$2.1 B_{2011}	\$0.6 B_{2010}	CAGR >45%
2G/3G/4G	\$51 B_{2015}		\$46 B_{2010}	CAGR 5%

North American leads today, spend is shifting to Asia Pacific (68% of total by 2015)

Mindcommerce – Jan 2012

Strong ICT client relationships

Strong relationships at major infrastructure makers

Provide full range of oscillator products to most = **broad need visibility**

Focus on high performance / high reliability = **wide client base**

60% of shipments to five clients, 80% – 24 clients

One–on–one technical relationships = fast response, expert help

ICT clients include:

Higher performance = IEEE 1588 / SyncE

$98M TAM$_{2012}$, growing at 18% CAGR to $162M$_{2015}$

Source: company projection; Heavy Reading's Ethernet Backhaul Quarterly Tracker Service, October 2011

Incoming engineering requests focused on high stability OCXO

Near term oscillator bookings 4G / LTE support: Sync E, IEEE1588


VCXO
Module
TCXO
Military
Avionics
GPS
Timing Module
Aerospace
Instrumentation

Timing market growth strategy



Grow revenue at strategic clients

Closer / focused support to align to market evolution

More discovery allows wider product opportunity, driving volume up

➔ shift from qualified to preferred vendor

Continue to increase high performance revenue

Qualify low phase noise oscillators for more ICT programs

Discover new clients for precision timing applications

Up integration

Pursue module / subsystem opportunities – extending client engineering resources

Continue new market expansion

Expand business into companion filter clients: avionics, aerospace, military

Software Defined Radio



Current RF filter market: $1.1 B

Half cell handset, half high performance applications

Cell handset RF components $3.6B$_{2011}$

- 5.6% CAGR to $4.7B$_{2016}$
- Filters $1.1B$_{2012}$ with 10.5% CAGR to $1.7B$_{2016}$

Precision filters **$330M$_{2012}$, 10% CAGR** to **$480M$_{2016}$**

Radio architectures are changing

Multi-band need causing changes / confusion

Source: Lauren Robin, Activity Leader, Yole Development
"RF filters, PAs, Antenna Switches & Tunability for Cellular Handsets", April 2012;
Company estimates

Microwave / RF Filter Market
2012 ~ $1.1B



Base Sta. Cavity
Military uWave
LC
Cell SAW
Ceramic
Switched
Tunable
Cystal
FBAR
Other
Base Sta. SAW
Comm. SAW
Other SAW
EW SAW
MtronPTI serves these segments today

Source: company estimates

Strong Mil / Aero client relationships

Strong relationships with major OEMs

Provide mix of filter / oscillator products to all = **broad need visibility**

Focus on high performance / high reliability = **wide client base**

60% of shipments to eight clients, 80% – 24 clients

Long term support / sales relationships = trust, preference, sole source opportunities

Mil / Aero clients include:

GARMIN

Honeywell

Hamilton Sundstrand
A United Technologies Company

Raytheon

HARRIS

Rockwell Collins
Building trust every day

Software Defined Radio now mainstream





Base station transceiver shipments
Software controlled versus software defined
> 15% CAGR
2,000,000
1,000,000
2007
2008
2009
2010
2011E
2012E
2013E
2014E
2015E

Source: http://www.wirelessinnovation.org/ SDR Rate of Adoption - 2011 study results

The switch to multi-band radios

All new public safety radios
93% of mobile infrastructure
Virtually all military tactical radios
Satellite 'modems'

- ⇨ *Proven cost effective approach*
- ⇨ *Enabling technology for future smart radios*

SDR driving tunable filter demand

$30M TAM$_{2012}$, growing at **10% CAGR** to **$44M$_{2016}$**

Source: company projection

2012: tunable projects start


Cavity
Crystal
LC

Near term filter bookings

tunable growing rapidly


Cavity
Crystal
LC

Mil / Aero, Instrumentation markets growth strategy



Grow revenue at strategic clients

- Continue focused support to insure roadmap alignment
- Seek second source opportunities;
  differentiate on performance and reliability

Continue to increase tunable revenue

- Deliver solid performance / reliability to initial client applications
- Discover and gain share in new clients developing software defined radio platforms

Up integration

- Seek opportunities to integrate toward the antenna – extending client engineering resources

Continue new market expansion

- Expand visibility into companion oscillator clients in ICT market

Financial Review



Strong operating leverage, strong balance sheet



Revenue and EBITDA
($ in millions, except percentages)
50.0
45.0
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
41.5
39.5
40.2
31.3
46.7
35.7
31.8
6.2%
2.8%
0.6%
3.7%
16.2%
4.1%
-2.0%
2006
2007
2008
2009
2010
2011
TTM Q2 2012
Revenue
EBITDA

Note: Revenues for 2006 through a portion of 2007 are adjusted to exclude Lynch Systems, whose operating assets were sold in 2007.



Working Capital and Equity
($ in millions)
30.0
25.0
20.0
15.0
10.0
5.0
0.0
16.7
12.6
11.3
9.0
18.7
25.6
24.9
12.5
10.8
9.7
5.5
12.8
18.2
16.9
2006
2007
2008
2009
2010
2011
Q2 2012
Working Capital
Equity

Financial highlights

($000's, except per share amounts and percentages)

	2006	2007	2008	2009	2010	2011	TTM Q2 2012
Revenue	41,549	39,536	40,179	31,301	46,656	35,682	31,772
Gross margin	12,250	10,173	10,399	7,425	16,350	10,764	8,363
% of revenue	*29.5%*	*25.7%*	*25.9%*	*23.7%*	*35.0%*	*30.2%*	*26.3%*
EBITDA	2,591	(1,100)	235	(1,160)	7,539	1,460	(636)
% of revenue	*6.2%*	*-2.8%*	*0.6%*	*-3.7%*	*16.2%*	*4.1%*	*-2.0%*
Earnings/(loss) before taxes	732	(2,511)	(1,155)	(2,503)	6,478	567	(1,538)
Net income/(loss)	957	(2,646)	(1,282)	(2,522)	9,423	382	(1,013)
% of revenue	*2.3%*	*-6.7%*	*-3.2%*	*-8.1%*	*20.2%*	*1.1%*	*-3.2%*
Diluted earnings/(loss) per share	0.44	(1.23)	(0.59)	(1.15)	4.19	0.15	(0.39)

Capital Position as of June 30, 2012

Total Assets	$ 31.3M
Net Working Capital	16.9M
Cash Adjusted Working Capital	8.1M
Cash and Cash Equivalents	11.9M
Total Debt	2.7M
Shareholder's Equity	24.9M

Business cycle factors

Overall weak macroeconomic climate

major clients and prospects are on the sidelines

delaying microelectronics expense

Newer technologies (ex. 4G) taking longer to coalesce

further delaying orders

Key competitors impacted as well

believe we've held share; gained in Ericsson and others

Analysts suggest semiconductor recovery second half of 2012

Positioned well to benefit from this anticipated pick-up

Strong operating leverage

PC Mag.com, April 30, 2012

MORE GROWTH FORECAST for 2012

"The current semiconductor cycle, which started mid-2011, will bottom out in the second quarter of 2012 and fab utilization rates will pick up and accelerate in the second half of this year," IDC analyst Mali Venkatesan said. "Overall, IDC expects 2012 semiconductor revenue growth to be in the 6 to 7 percent range."

Well positioned for growth

Capital position strong
moving forward to execute on both organic and JV/M&A strategies

Key components in major clients' systems
very "sticky" with high switching costs

Retained all major clients
despite decline in their overall orders

Added new major clients
great promise in 4G worldwide market



Order Backlog
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
+3%
+7%
$8.6
$8.9
$9.5
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012

GAAP to non-GAAP reconciliations

Reconciliation of earnings before taxes (GAAP) to EBITDA (non-GAAP)

(000's)	2006	2007	2008	2009	2010	2011	TTM Q2 2012
Earnings (loss) before taxes (GAAP)	$ 732	$ (2,511)	$ (1,155)	$ (2,503)	$ 6,478	$ 567	$ (1,538)
Add: interest expense (income)	698	306	296	405	304	109	122
Add: depreciation and amortization	1,161	1,105	1,094	938	757	784	780
EBITDA (Non-GAAP)	**$ 2,591**	**$ (1,100)**	**$ 235**	**$ (1,160)**	**$ 7,539**	**$ 1,460**	**$ (636)**

Computation of adjusted working capital

(000's)	6/30/2012
Accounts receivable, net	$ 4,390
Inventory, net	5,900
Less: accounts payable	(2,182)
Adjusted working capital	**$ 8,108**

The Company uses non-GAAP additional measures of operating results, net earnings and earnings per share adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of the underlying operational results and trends and our marketplace performance. For example, the non-GAAP results are an indication of our baseline performance before gains, losses or other charges that are considered by management to be outside of our core business segment operational results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net earnings or diluted earnings per share prepared in accordance with generally accepted accounting principles in the United States.

LGL's competitive advantages

Strong capital position

Experienced management team

JV/M&A opportunities

~50 years experience

Blue chip clients

Diverse markets

World–class team

Quality certified, low cost worldwide manufacturing

Industry leading technology, reliability, convenience, support









Question and Answer

Visit:	lglgroup.com mtronpti.com
Email:	Greg Anderson, President and CEO ganderson@lglgroup.com LaDuane Clifton, CAO lclifton@lglgroup.com
Call:	(407) 298-2000